APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Unaudited)

On December 22, 2025, the Company completed the sale of the Brickell Assemblage, which includes The Yacht Club Apartments and the adjacent 1001 Brickell Bay Drive office building located in Miami, Florida, for $520 million (the “Brickell Assemblage Sale”). The sale included $85 million of transferable seller financing notes (“Seller Financing Notes”) provided from Aimco to the buyer at closing. The Seller Financing Notes have initial terms of 24 months with compounding interest rates that increase from 12% to 16% after twelve months, as well as exit fees of 3%. The Seller Financing Notes also allow for two successive one-year renewal options at the purchaser's election, upon which the interest rates increase to 20% and 24%, respectively.

On October 3, 2025, the Company sold the final property in its Boston portfolio, Royal Crest Estates (Nashua), for $250 million (the “Nashua Sale”). In connection with the closing, non-recourse property debt with a principal balance of $173.4 million was assumed by the purchaser. The pro forma financial information giving effect to the Nashua Sale was previously voluntarily filed on the Company's Current Report on Form 8-K/A, filed with the SEC on October 14, 2025, and is incorporated herein by reference. As the Nashua Sale occurred after September 30, 2025, we elected to also give effect to the Nashua Sale in the pro forma financial information included herein.

The unaudited pro forma condensed consolidated financial statements presented below have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, reflects the Brickell Assemblage Sale, Nashua Sale and related adjustments as if they occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2025, and for the year ended December 31, 2024, reflect the Brickell Assemblage Sale and related adjustments as if it occurred on January 1, 2024. Since the Nashua Sale met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements – Discontinued Operations to be classified as a discontinued operation, its results of operations have already been excluded from net (income) loss from continuing operations.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the Company's:

– Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the "SEC") on February 24, 2025;

– Quarterly Report on Form 10-Q for the three months ended September 30, 2025, filed with the SEC on November 10, 2025; and

– Current Report on Form 8-K/A, filed with the SEC on October 14, 2025.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the sale of the Brickell Assemblage occurred on the dates indicated, nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed consolidated financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the sale of the Brickell Assemblage may differ materially from this unaudited pro forma condensed consolidated financial information.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2025

(In thousands, except share data)

	As Reported	Nashua Sale	Pro Forma (Adjusted for Nashua Sale)	Brickell Assemblage Sale		Pro Forma (Combined)
	(a)	(b)		(c)
ASSETS
Buildings and improvements	$1,143,707	$—	$1,143,707	$—		$1,143,707
Land	242,927	—	242,927	—		242,927
Total real estate	1,386,634	—	1,386,634	—		1,386,634
Accumulated depreciation	(336,748)	—	(336,748)	—		(336,748)
Net real estate	1,049,886	—	1,049,886	—		1,049,886
Cash and cash equivalents	404,379	68,676	473,055	269,229	(c1)	742,284
Restricted cash	20,679	—	20,679	—		20,679
Notes receivable	60,150	—	60,150	85,000	(c2)	145,150
Right-of-use lease assets - finance leases	106,758	—	106,758	—		106,758
Other assets, net	83,152	—	83,152	(2,007)	(c1)	81,145
Assets from discontinued operations and held for sale, net	351,765	(75,912)	275,853	(275,853)	(c3)	—
Total assets	$2,076,769	$(7,236)	$2,069,533	$76,369		$2,145,902

LIABILITIES AND EQUITY
Non-recourse property debt, net	$444,847	$—	$444,847	$—		$444,847
Non-recourse construction loans and bridge financing, net	383,685	—	383,685	—		383,685
Total indebtedness	828,532	—	828,532	—		828,532
Deferred tax liabilities	102,766	—	102,766	(102,766)	(c4)	—
Lease liabilities - finance leases	124,403	—	124,403	—		124,403
Dividends payable	333,480	—	333,480	—		333,480
Accrued liabilities and other	97,707	12,852	110,559	46,254	(c5)	156,813
Liabilities related to discontinued operations and assets held for sale, net	334,624	(174,569)	160,055	(160,055)	(c3)	—
Total liabilities	1,821,512	(161,717)	1,659,795	(216,567)		1,443,228

Redeemable noncontrolling interests in consolidated real estate partnerships	151,666	—	151,666	—		151,666

Equity (510,587,500 shares authorized at both September 30, 2025 and December 31, 2024):
Common Stock, $0.01 par value, 140,158,784 and 136,351,966 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	1,402	—	1,402	—		1,402
Additional paid-in capital	431,613	2,277	433,890	4,354		438,244
Retained earnings (deficit)	(371,027)	146,948	(224,079)	$278,615		54,536
Total Aimco equity	61,988	149,225	211,213	282,969		494,182
Noncontrolling interests in consolidated real estate partnerships	39,420	—	39,420	—		39,420
Common noncontrolling interests in Aimco Operating Partnership	2,183	5,256	7,439	9,967		17,406
Total equity	103,591	154,481	258,072	292,936	(c6)	551,008
Total liabilities and equity	$2,076,769	$(7,236)	$2,069,533	$76,369		$2,145,902

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2025

(In thousands, except unit data)

(Unaudited)

	As Reported	Nashua Sale	Pro Forma (Adjusted for Nashua Sale)	Brickell Assemblage Sale		Pro Forma
	(a)	(b)		(c)
ASSETS
Buildings and improvements	$1,143,707	$—	$1,143,707	$—		$1,143,707
Land	242,927	—	242,927	—		242,927
Total real estate	1,386,634	—	1,386,634	—		1,386,634
Accumulated depreciation	(336,748)	—	(336,748)	—		(336,748)
Net real estate	1,049,886	—	1,049,886	—		1,049,886
Cash and cash equivalents	404,379	68,676	473,055	269,229	(c1)	742,284
Restricted cash	20,679	—	20,679	—		20,679
Notes receivable	60,150	—	60,150	85,000	(c2)	145,150
Right-of-use lease assets - finance leases	106,758	—	106,758	—		106,758
Other assets, net	83,152	—	83,152	(2,007)	(c1)	81,145
Assets from discontinued operations and held for sale, net	351,765	(75,912)	275,853	(275,853)	(c3)	—
Total assets	$2,076,769	$(7,236)	$2,069,533	$76,369		$2,145,902

LIABILITIES AND EQUITY
Non-recourse property debt, net	$444,847	$—	$444,847	$—		$444,847
Non-recourse construction loans and bridge financing, net	383,685	—	383,685	—		383,685
Total indebtedness	828,532	—	828,532	—		828,532
Deferred tax liabilities	102,766	—	102,766	(102,766)	(c4)	—
Lease liabilities - finance leases	124,403	—	124,403	—		124,403
Dividends payable	333,480	—	333,480	—		333,480
Accrued liabilities and other	97,707	12,852	110,559	46,254	(c5)	156,813
Liabilities related to discontinued operations and assets held for sale, net	334,624	(174,569)	160,055	(160,055)	(c3)	—
Total liabilities	1,821,512	(161,717)	1,659,795	(216,567)		1,443,228

Redeemable noncontrolling interests in consolidated real estate partnerships	151,666	—	151,666	—		151,666

Partners’ capital:
General Partner and Special Limited Partner	61,988	149,225	211,213	282,969		494,182
Limited Partners	2,183	5,256	7,439	9,967		17,406
Partners’ capital attributable to Aimco Operating Partnership	64,171	154,481	218,652	292,936		511,588
Noncontrolling interests in consolidated real estate partnerships	39,420	—	39,420	—		39,420
Total partners’ capital	103,591	154,481	258,072	292,936	(c6)	551,008
Total liabilities and partners’ capital	$2,076,769	$(7,236)	$2,069,533	$76,369		$2,145,902

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the nine months ended September 30, 2025

(In thousands, except per share data)

(Unaudited)

	As Reported	Brickell Assemblage Sale	Pro Forma
	(d)	(e)
REVENUES
Rental and other property revenues	$103,847	$(21,168)	$82,679

OPERATING EXPENSES
Property operating expenses	51,192	(9,940)	41,252
Depreciation and amortization	44,922	(617)	44,305
General and administrative expenses	23,502	—	23,502
Impairment on real estate	57,373	—	57,373
Total operating expenses	176,989	(10,557)	166,432

Interest income	5,166	11,669	16,835
Interest expense	(44,214)	7,969	(36,245)
Realized and unrealized gains (losses) on interest rate contracts	(434)	(28)	(462)
Realized and unrealized gains (losses) on equity investments	(5,475)	—	(5,475)
Other income (expense), net	359	61	420
Income (loss) from continuing operations before income tax	(117,740)	9,060	(108,680)
Income tax benefit (expense)	(5,370)	(1,009)	(6,379)
Net income (loss) from continuing operations	(123,110)	8,051	(115,059)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(9,411)	—	(9,411)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(633)	—	(633)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	6,103	(392)	5,711
Net income (loss) from continuing operations attributable to Aimco	$(127,051)	$7,659	$(119,392)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.95)		$(0.89)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.95)		$(0.89)

Weighted-average common shares outstanding – basic	137,738		137,738
Weighted-average common shares outstanding – diluted	137,738		137,738

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the nine months ended September 30, 2025

(In thousands, except per unit data)

(Unaudited)

	As Reported	Brickell Assemblage Sale	Pro Forma
	(d)	(e)
REVENUES
Rental and other property revenues	$103,847	$(21,168)	$82,679

OPERATING EXPENSES
Property operating expenses	51,192	(9,940)	41,252
Depreciation and amortization	44,922	(617)	44,305
General and administrative expenses	23,502	—	23,502
Impairment on real estate	57,373	—	57,373
Total operating expenses	176,989	(10,557)	166,432

Interest income	5,166	11,669	16,835
Interest expense	(44,214)	7,969	(36,245)
Realized and unrealized gains (losses) on interest rate contracts	(434)	(28)	(462)
Realized and unrealized gains (losses) on equity investments	(5,475)	—	(5,475)
Other income (expense), net	359	61	420
Income (loss) from continuing operations before income tax	(117,740)	9,060	(108,680)
Income tax benefit (expense)	(5,370)	(1,009)	(6,379)
Net income (loss) from continuing operations	(123,110)	8,051	(115,059)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(9,411)	—	(9,411)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(633)	—	(633)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(133,154)	$8,051	$(125,103)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.95)		$(0.89)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.95)		$(0.89)

Weighted-average common units outstanding – basic	144,798		144,798
Weighted-average common units outstanding – diluted	144,798		144,798

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per share data)

(Unaudited)

	As Reported	Brickell Assemblage Sale	Pro Forma
	(d)	(e)
REVENUES
Rental and other property revenues	$137,700	$(29,478)	$108,222

OPERATING EXPENSES
Property operating expenses	68,077	(12,548)	55,529
Depreciation and amortization	77,133	(21,376)	55,757
General and administrative expenses	32,837	—	32,837
Total operating expenses	178,047	(33,924)	144,123

Interest income	9,643	10,043	19,686
Interest expense	(58,667)	9,640	(49,027)
Mezzanine investment income (loss), net	(2,432)	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	(321)	1,431
Realized and unrealized gains (losses) on equity investments	(49,504)	—	(49,504)
Gain on dispositions of real estate	10,600	219,021	229,621
Other income (expense), net	(5,581)	136	(5,445)
Income (loss) from continuing operations before income tax	(134,536)	242,965	108,429
Income tax benefit (expense)	11,071	53,765	64,836
Net income (loss) from continuing operations	(123,465)	296,730	173,265
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	1,849
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	7,082	(15,579)	(8,497)
Net income (loss) from continuing operations attributable to Aimco	$(128,492)	$281,151	$152,659

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.94)		$1.09
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.94)		$1.09

Weighted-average common shares outstanding – basic	138,496		138,496
Weighted-average common shares outstanding – diluted	138,496		138,496

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per unit data)

(Unaudited)

	As Reported	Brickell Assemblage Sale	Pro Forma
	(d)	(e)
REVENUES
Rental and other property revenues	$137,700	$(29,478)	$108,222

OPERATING EXPENSES
Property operating expenses	68,077	(12,548)	55,529
Depreciation and amortization	77,133	(21,376)	55,757
General and administrative expenses	32,837	—	32,837
Total operating expenses	178,047	(33,924)	144,123

Interest income	9,643	10,043	19,686
Interest expense	(58,667)	9,640	(49,027)
Mezzanine investment income (loss), net	(2,432)	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	(321)	1,431
Realized and unrealized gains (losses) on equity investments	(49,504)	—	(49,504)
Gain on dispositions of real estate	10,600	219,021	229,621
Other income (expense), net	(5,581)	136	(5,445)
Income (loss) from continuing operations before income tax	(134,536)	242,965	108,429
Income tax benefit (expense)	11,071	53,765	64,836
Net income (loss) from continuing operations	(123,465)	296,730	173,265
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	1,849
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(135,574)	$296,730	$161,156

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.94)		$1.09
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.94)		$1.09

Weighted-average common units outstanding – basic	146,120		146,120
Weighted-average common units outstanding – diluted	146,120		146,120

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND AIMCO OP L.P.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Pro Forma Adjustments

(a) Reflects our consolidated balance sheet as of September 30, 2025, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the period ended September 30, 2025.

(b) Reflects the historical financial position of the property included in the Nashua Sale as of September 30, 2025, in addition to certain pro forma adjustments described within our Current Report on Form 8-K/A filed on October 14, 2025, adjusted for differences in property basis and working capital between June 30, 2025, and September 30, 2025.

(c) Reflects the historical financial position of the properties included in the Brickell Assemblage as of September 30, 2025, in addition to certain pro forma adjustments described below that are a direct result of the transaction.

(c1) The following table summarizes the estimated initial net cash proceeds upon the sale of the Brickell Assemblage:

Sales price	$520,000
Less: Repayment of principal debt and interest	(158,332)
Less: Seller financing notes (1)	(85,000)
Less: Estimated transaction costs at time of closing	(4,856)
Less: Estimated working capital adjustment	(1,808)
Less: Debt extinguishment costs	(775)
Estimated initial net cash proceeds at time of closing	$269,229
Less: Estimated income tax expense (2)	(46,686)
Less: Transaction costs paid prior to closing	(2,007)
Estimated initial net cash proceeds	$220,536

(1) Refer to (c2) for further information.

(2) Estimated income taxes associated with the gain on sale to be remitted to the Internal Revenue Service ("IRS") reflected as an accrued liability and other. Refer to (c5) for further information.

(c2) In accordance with the Brickell Agreement, the Purchaser financed $85 million of the $520 million purchase price, with transferable Seller Financing Notes from Aimco. For the purposes of these Pro Forma Condensed Consolidated Financial Statements, the Seller Financing Notes have been reflected at the aggregate stated principal amount of $85 million. This amount is subject to change upon finalizing assessments of fair value and current expected credit losses, which will be reflected in our Annual Report on Form 10-K for the year ended December 31, 2025.

(c3) Reflects the assets and liabilities, inclusive of estimated net working capital as defined in the Brickell Agreement, transferred upon the sale of the Brickell Assemblage.

(c4) Reflects the removal of the deferred tax liability that arose from the corporate structure used to complete the acquisition of 1001 Brickell, as triggered by the sale of the Brickell Assemblage. For the purposes of these Pro Forma Condensed Consolidated Financial Statements, no deferred taxes have been reflected for the Seller Financing Notes as they have been reflected at the aggregate stated principal amount of $85 million, as noted in (c2) above. This amount is subject to change upon finalizing assessments of fair value and current expected credit losses, which will be reflected in our Annual Report on Form 10-K for the year ended December 31, 2025.

(c5) Reflects recognition of the estimated income tax expense, partially offset by the payment of accrued interest associated with the non-recourse property debt encumbering the Brickell Assemblage. The debt was repaid at closing.

(c6) Reflects the estimated gain on sale we would have recognized upon completion of the sale transaction as if the sale occurred as of September 30, 2025, offset by the estimated income tax expense and write-off of debt issuance costs, net of other adjustments, calculated as follows:

Sales price	$520,000
Less: Estimated transaction costs at time of closing	(4,856)
Less: Transaction costs paid prior to closing	(2,007)
Less: Brickell Assemblage basis	(275,473)
Pro forma gain on sale	$237,664
Removal of deferred tax liability	102,766
Estimated income tax expense	(46,686)
Loss on debt extinguishment, net	(808)
Net impact to total equity and total partners' capital	$292,936

(d) Reflects our consolidated results of operations for the nine months ended September 30, 2025, and the year ended December 31, 2024, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the three months ended September 30, 2025, and the Company's Unaudited Pro Forma Consolidated Financial Statements for the year ended December 31, 2024 filed as Exhibit 99.1 to its Current Report on Form 8-K/A filed on October 14, 2025, herein incorporated by reference.

(e) Reflects historical revenues and expenses of the properties included in the Brickell Assemblage, and associated non-recourse property debt, for the nine months ended September 30, 2025, and the year ended December 31, 2024. The estimated pro forma gain on sale recognized upon completion of the sale transaction is reflected as if the sale occurred on January 1, 2024. Additionally, reflects the removal of historical income tax benefit (expense) recognized at the taxable REIT subsidiary that held our investment in 1001 Brickell, the removal of the deferred tax liability that arose from the corporate structure used to complete the acquisition of 1001 Brickell, the recognition of loss on debt extinguishment, including the write-off of deferred issuance costs, and the recognition of interest income from the Seller Financing Notes based on the contractual interest rates and related tax effects, as if the Brickell Assemblage sale occurred on January 1, 2024. While Aimco plans to monetize the Seller Financing Notes, they have been reflected as held for investment throughout all periods for the purposes of these Pro Forma Condensed Consolidated Financial Statement. The interest income amount is subject to change upon finalizing assessments of fair value and current expected credit losses, which will be reflected in our Annual Report on Form 10-K for the year ended December 31, 2025.